Sanford C. Bernstein Strategic Decisions Conference 2013 Christopher M. Crane Chief Executive Officer, Exelon Corporation May 30, 2013 Exhibit 99.1

Cautionary Statements Regarding Forward Looking Information
Sanford C. Bernstein Strategic Decisions Conference 2013 1
This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon Corporation, Commonwealth Edison
Company, PECO Energy Company, Baltimore Gas and Electric Company and Exelon
Generation Company, LLC (Registrants) include those factors discussed herein, as well as the items discussed in (1) Exelon’s 2012 Annual Report on Form 10-K in (a)
ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial
Condition and Results of Operations and (c) ITEM 8. Financial Statements and
Supplementary Data: Note 19; (2) Exelon’s First Quarter 2013 Quarterly Report on
Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors; (b) Part 1, Financial
Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition
and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial
Statements: Note 17; and (3) other factors discussed in filings with the SEC by the
Registrants. Readers are cautioned not to place undue reliance on these forward-
looking statements, which apply only as of the date of this presentation. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.

2
Exelon Overview
Power Generation
Constellation ComEd, PECO & BGE
Competitive Business
Regulated Business
Exelon is one of the largest competitive integrated energy companies in the U.S.
•
One of the largest merchant
fleets in the nation (~35 GW of
capacity)
•
One of the largest and best
managed nuclear fleets in the
world (~19 GW)
•
Significant gas generation
capacity (~10 GW)
•
Renewable portfolio (~1.5 GW),
mostly contracted
•
Leading competitive energy
provider in the U.S.
•
Customer-facing business, with
~1.1 M competitive customers
and large wholesale business
•
Top-notch portfolio and risk
management capabilities
•
Extensive suite of products
including Load Response,
RECs, Distributed Solar
•
One of the largest electric and
gas distribution companies in
the nation (~6.6 M customers)
•
Diversified across three utility
jurisdictions – Illinois, Maryland
and Pennsylvania
•
Significant investments in
Smart Grid technologies
•
Transmission infrastructure
improvement at utilities
Exelon Generation
Exelon Utilities
Sanford C. Bernstein Strategic Decisions Conference 2013

Exelon Assets
Nuclear
Gas/Oil intermediate
Peakers
Coal
Renewable (Hydro, Wind, Solar, Bio-mass)
Regional Transmission Organization (RTO)
West
MISO
ISO-NE & NY
PJM
SERC
ERCOT
Service Areas
BGE
ComEd
PECO
Headquarter Locations
Competitive Retail and/or Gas or Electric Wholesale Operations

2012 Generation Fuel Mix
Exelon – Ownership Equity

Fuel by Capacity (MW)	
Nuclear	55%
Gas	28%
Hydro & Renewables	10%
Coal	4%
Oil	3%

Exelon.

National Presence
Power Generation
Constellation
Exelon Utilities
Operations in seven RTOs, with
strong positions across PJM,
ERCOT & New England
Serves more than 2/3
rds
of the
Fortune 100 companies in the
U.S.
Large urban presence with
operations in three states – IL,
PA and MD
3 Sanford C. Bernstein Strategic Decisions Conference 2013

Fuels
Conventional Generation
Renewable Generation
Electric & Gas Utilities
Retail
Beyond The Meter

Exelon

Substantial presence across the value chain
Unique combination of scale and scope in the industry
Exelon is one of the largest competitive integrated energy companies in the U.S. with a balanced national presence.  This unique and metrics-focused platform enables us to invest and drive growth in both our competitive and regulated businesses
Operational
Excellence
Regulatory
Advocacy
Disciplined Growth
& Investment
Financial
Discipline
We create value through our core competencies
Sanford C. Bernstein Strategic Decisions Conference 2013 4
Scale: One of the largest competitive integrated energy companies in the U.S., with a balance sheet that affords us investment opportunities like few others in the sector
Scope: Coast-to-coast presence with operations in 47 states, the District of Columbia and Canada gives us a unique platform to identify targeted investments

•
Invested $6 billion
(1)
over the last three years across the
energy value chain via organic growth and M&A
Provided returns in excess of cost of capital
Accretive from a free cash flow, earnings and credit
metrics perspective
•
On track to install 230 MW of solar by year end
•
Added 404 MW of wind in 2012, all of which were done
under long-term PPAs
•
Expect 5%-6% utility rate base growth
•
Decision to resize dividend based on:
Investment grade at all registrants
65% - 70% payout ratio at the Utilities
Sustainable under various stress scenarios
•
Delay or cancel uneconomic capital programs
•
On track to achieve $550 million of merger synergies by
2014
•
History of top quartile Nuclear operating performance:
Best ever first quarter generation output and
fourth best ever nuclear capacity factor of
96.4% in Q1
Trademarked management model recognized
worldwide
•
Establishment of Exelon Utilities to exploit
standardization, common platforms, and the sharing of
best practices across the three utilities.  Targeted goal
of 1
st
quartile operating performance by 2015.
Exelon’s competencies drive value for the shareholder
Sanford C. Bernstein Strategic Decisions Conference 2013
5
Operational Excellence
Capitalize on reliability and efficiency in our operations as a competitive advantage
Financial Discipline
Committed to strong balance sheet and sustainable
dividend
Disciplined Growth & Investment
Invest in projects that build on our existing platform and
add shareholder value
Current 5-year plan includes ~$16B of growth investments across the business;
~$13B at Utilities and ~$3B at ExGen
(2)
•
Formula rate established at ComEd. Passage of Senate Bill
9 puts grid modernization plans on track in IL
•
Constructive outcome on latest BGE rate case
•
Promote competitive markets:
Advocate for phasing out of subsidies for generation
Expand customer choice
Regulatory Advocacy
Champion competitive energy markets to empower our
customers and enhance value for our shareholders
1. Excludes Constellation merger
2. Exclusive of base capex and nuclear fuel

6
Incremental growth drivers include operating efficiency,
opportunistic investments and exposure to commodity upside
Sanford C. Bernstein Strategic Decisions Conference 2013
On a fully open basis, $1/mmbtu move in natural gas results in $1B of gross margin
2015 ATC Price Change
2015 Heat Rate Change
Intrinsic value creation
Incremental balance sheet capacity deployed towards growth investments plus additional productivity improvements to provide earnings boost over current plan
(1)
$41.47
$39.17
$33.89
$31.87
$40
$38
$36
$34
$32
$30
6/1/13 5/1/13 4/1/13 3/1/13 2/1/13 1/1/13
$42
NiHub
PJM-W
9.4
9.3
7.7
7.5
5/1/13 6/1/13
9.5
7.5
9.0
8.5
8.0
10.0
7.0
4/1/13 3/1/13 2/1/13 1/1/13
NiHub
PJM-W
•
Continue to improve balance sheet strength
Pursue project financing opportunities
•
Productivity improvements
•
Utilities
•
Exelon Generation
•
Scale and scope affords us access to and ability to
execute across a wide range of opportunities
•
Look for value creating opportunities that will complement
our existing portfolio
Contracted generation assets both conventional
and renewable
Merchant generation in attractive markets
Regulated
Retail expansion
Beyond the Meter (rooftop solar)
Opportunistic Investments
Drive costs down across the enterprise,
incremental to synergy targets
Improve ROE and drive efficiency model across
the three utilities
Nuclear uprates
Investments in upstream gas and renewables
1. Balance sheet capacity grows over time through the next five years given forward energy and capacity prices and assumption that any cash surplus is used to pay down debt

Our company and our value proposition
Sanford C. Bernstein Strategic Decisions Conference 2013 7
• We believe in clean energy and competitive markets
• Our management model for fleet operations is world renowned
• With the Constellation merger, we have an industry leading retail and wholesale platform and portfolio management expertise
• We have a proven track record of operational excellence and investments in growth
• We are focused on value return to shareholders
Sustainable dividend with opportunities for growth in the future
Pursuing opportunities for earnings growth via driving business efficiencies, opportunistic growth and intrinsic investments
Unparalleled upside to commodity price recovery